Exhibit 10.1

LOCK-UP AGREEMENT

_______________, 2023

Lotus Technology Inc.

No. 800 Century Avenue

Pudong District

Shanghai 200120, People’s Republic of China

L Catterton Asia Acquisition Corp

8 Marina View, Asia Square Tower 1

#41-03 Singapore 018960

Re: Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered to Lotus Technology Inc., a Cayman Islands exempted company (the “Company”) and L Catterton Asia Acquisition Corp, a Cayman Islands exempted company (“SPAC”) in connection with the Agreement and Plan of Merger (the “Merger Agreement”) entered into as of January 31, 2023, by and among the Company, SPAC, Lotus Temp Limited, a Cayman Islands exempted company (“Merger Sub 1”), and Lotus EV Limited, a Cayman Islands exempted company (“Merger Sub 2”), pursuant to which, among other things, (i) Merger Sub 1 will merge with and into SPAC, with SPAC surviving the First Merger as a wholly owned subsidiary of the Company (the “First Merger”), (ii) SPAC will merge with and into Merger Sub 2, with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of the Company (the “Second Merger”, and together with the First Merger, the “Mergers”), and (iii) in connection with the Mergers, the undersigned (the “Shareholder”) will hold such number of ordinary shares of the Company, par value $0.00001 per share (each, a “Company Ordinary Share”) equal to (a) the number of Company Shares held by the Shareholder immediately prior to the Preferred Share Conversion, multiplied by (b) the Recapitalization Factor. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Merger Agreement.

In order to induce SPAC and the Company to proceed with the Mergers and other transactions contemplated in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholder hereby agrees as follows.

As used herein, (i) “Closing” means the closing of the transactions contemplated by the Merger Agreement; (ii) “Closing Date” means the date on which the Closing occurs; (iii) “Lock-Up Period” means a period of six (6) months from and after the Closing Date; (iv) “Locked-Up Shares” means any Company Ordinary Shares that are held by the Shareholder immediately after the First Effective Time (which excludes, for the avoidance of doubt, any Company Ordinary Shares that are issued to the Shareholder (A) upon conversion of any convertible notes of the Company issued to the Shareholder in connection with any Pre-Closing Financing, or (B) in connection with any PIPE Financing, as applicable) and any Company Ordinary Shares acquired by the Shareholder upon the exercise of the Company Options; (v) “Transfer” means (x) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, with respect to any Locked-Up Shares, (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Locked-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (z) publicly announce any intention to effect any transaction specified in clause (x) or (y); (vi) “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended; and (vii) “immediate family” means, as to a natural person, such individual’s spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and lineal descendant (including by adoption) of any of the foregoing persons.

Subject to the exceptions set forth herein, during the Lock-Up Period, the Shareholder agrees not to, without the prior written consent of the Company Board, Transfer any Locked-Up Shares held by it; provided that, if the Company permits any amendment or modification to, or any waiver (in whole or in part) of any provisions under the Sponsor Support Agreement such that the terms and conditions of lock-up applicable to any Founder Shareholder (as defined in the Sponsor Support Agreement) become less restrictive than those agreed to herein, then such less restrictive terms and conditions shall, without further action of any of the parties hereto, automatically apply to the Shareholder and any applicable sections of this Letter Agreement shall be deemed amended accordingly.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(i)            Transfers by the Shareholder to (A) any affiliate of such Shareholder or any director, officer or employee of such affiliate, or their immediate family, (B) any officer, director or employee of such Shareholder, or their immediate family, or (C) any shareholder, partner or member of the Shareholder or its affiliates;

(ii)           Transfers by virtue of the Laws of the state of the Shareholder’s organization and the Shareholder’s Organizational Documents upon dissolution of the Shareholder;

(iii)          pledges of any Locked-Up Shares to a financial institution that create a mere security interest in such Locked-Up Shares pursuant to a bona fide loan or indebtedness transaction so long as the Shareholder continues to control the exercise of the voting rights of such pledged Locked-Up Shares (as well as any foreclosures on such pledged Locked-Up Shares so long as the transferee in such foreclosure agrees to become a party to this Letter Agreement and be bound by all obligations applicable to the Shareholder, provided that such agreement shall only take effect in the event that the transferee takes possession of the Locked-Up Shares as a result of foreclosure);

(iv)          Transfers of any Company Ordinary Shares acquired as part of the PIPE Financing;

(v)           transactions relating to Company Ordinary Shares or other securities convertible into or exercisable or exchangeable for Company Ordinary Shares acquired in open market transactions after the Closing, provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period;

(vi)          the exercise of any options to purchase Company Ordinary Shares (which exercises may be effected on a cashless basis to the extent the instruments representing such options permit exercises on a cashless basis);

(vii)         the establishment, at any time after the Closing, by the Shareholder of a trading plan providing for the sale of Company Ordinary Shares that meets the requirements of Rule 10b5-1(c) under the Exchange Act (a “Trading Plan”); provided, however, that no sales of Locked-Up Shares shall be made by the Shareholder pursuant to such Trading Plan during the Lock-Up Period and no public announcement or filing is voluntarily made regarding such plan during the Lock-Up Period; and

(viii)        Transfers made in connection with a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Company Ordinary Shares for cash, securities or other property subsequent to the Closing Date;

provided, however, that in the case of clauses (i) through (iii), these permitted transferees shall enter into a written agreement in substantially the form of this Letter Agreement, agreeing to be bound by the lock-up restrictions on Transfer of Locked-Up Shares prior to such Transfer.

The Shareholder hereby agrees that, in accordance with the terms thereof, (i) the Shareholders Agreement, (ii) any rights of the Shareholder under the Shareholders Agreement and (iii) any rights under any other agreement providing for redemption rights, put rights, purchase rights or other similar rights not generally available to Company Shareholders, shall be terminated effective as of the First Effective Time, and thereupon shall be of no further force or effect, without any further action on the part of any of the Shareholder or the Company, and neither the Company, the Shareholder, nor any of their respective affiliates or subsidiaries shall have any further rights, duties, liabilities or obligations thereunder and each of the Shareholder and the Company hereby releases in full any and all claims with respect thereto with effect on and from the First Effective Time.

The Shareholder hereby represents and warrants that the Shareholder has full power and authority to enter into this Letter Agreement and that this Letter Agreement constitutes the legal, valid and binding obligation of the Shareholder, enforceable in accordance with its terms. The Shareholder will, from time to time, (i) execute and deliver, or cause to be executed and delivered, any additional or further consents, documents and other instruments as the Company may reasonably request for the purpose of effectively consummating the transactions contemplated by this Letter Agreement, the Merger Agreement and the other Transaction Documents and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of the Company or the Cayman Act) which would prevent, impede or, in any material respect, delay or adversely affect the consummation of the Transactions.

This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and the transactions contemplated hereby and supersedes any other agreements, whether written or oral, that may have been made or entered into by or between the parties hereto or any of their respective Subsidiaries relating to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

Other than in connection with the Transfer of any Locked-Up Shares in accordance with the terms of this Letter Agreement, which shall not be deemed to be an assignment of this Letter Agreement or the rights or obligations hereunder, no party hereto may assign this Letter Agreement or any part hereof without the prior written consent of the other parties hereto and any such transfer without prior written consent shall be void. Subject to the foregoing, this Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

This Letter Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Letter Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Letter Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law that would otherwise require the application of the laws of another jurisdiction. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, STATE OF NEW YORK (OR ANY APPELLATE COURTS THEREFROM) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS LETTER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS LETTER AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY ANY SUCH COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED HEREIN OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE FOREGOING MUTUAL WAIVER AND CERTIFICATIONS.

The parties hereto agree that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under any of the provisions of this Letter Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Letter Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Letter Agreement and to enforce specifically the terms and provisions of this Letter Agreement, without proof of damages, prior to the valid termination of this Agreement in accordance with the terms hereof, this being in addition to any other remedy to which any party is entitled at law or in equity. In the event that any Action shall be brought in equity to enforce the provisions of this Letter Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law, and each party agrees to waive any requirement for the securing or posting of any bond in connection therewith.

This Letter Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. This Letter Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Delivery by email to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentences.

All general notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by courier or sent by registered post or sent by electronic mail to the Shareholder at its address set forth on the signature page and to the Company or SPAC at its address or at its email address set out below (or to such other address or email address as each of them may from time to time notify the other parties):

If to the Company, to:

Lotus Technology Inc.

No. 800 Century Avenue

Pudong District

Shanghai 200120, People’s Republic of China

Attention: Chief Financial Officer

E-mail: Alexious.Lee@lotuscars.com.cn

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

30/F, China World Office 2

No. 1, Jian Guo Men Wai Avenue

Beijing 100004, China

Attention: Peter X. Huang

Email: peter.huang@skadden.com

and

Skadden, Arps, Slate, Meagher & Flom LLP

c/o 42/F, Edinburgh Tower, The Landmark

15 Queen’s Road Central, Hong Kong

Attention: Shu Du

Email: shu.du@skadden.com

If to SPAC, to:

L Catterton Asia Acquisition Corp
8 Marina View, Asia Square Tower 1

#41-03, Singapore 018960

Attention: James Steinthal
Email: Jim.Steinthal@lcatterton.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis

26th Floor, Gloucester Tower, The Landmark

15 Queen’s Road Central, Hong Kong

Attn:        Jesse Sheley

Joseph Raymond Casey

E-mail:   jesse.sheley@kirkland.com

joseph.casey@kirkland.com

This Letter Agreement shall automatically terminate upon the earlier to occur of the (i) the expiration of the Lock-Up Period and (ii) the termination of the Merger Agreement in accordance with its terms, provided that termination hereof shall not extinguish or otherwise affect the liability of the Shareholder for any prior breach of or non-compliance with the terms hereof.

[Signature pages follow]

Very truly yours,

(Name of Shareholder – Please Print)

(Signature)

(Name of Signatory if Shareholder is an entity – Please Print)

(Title of Signatory if Shareholder is an entity – Please Print)

Address:

[Signature Page to Lock-Up Agreement]

Agreed to and accepted:

LOTUS TECHNOLOGY INC.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Agreed to and accepted:

L Catterton Asia Acquisition Corp

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]